Exhibit 10.3d

EXECUTION VERSION

AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 5 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 26, 2010 (this “Amendment”), by and among STEEL DYNAMICS, INC., an Indiana corporation (the “Borrower”), the banks, financial institutions and other lenders listed on the signature pages hereof, PNC BANK, NATIONAL ASSOCIATION, successor to National City Bank (“PNC Bank”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as co-administrative agents (in such capacity, the “Administrative Agents”), PNC BANK, as paying agent (the “Paying Agent”) and BANC OF AMERICA SECURITIES LLC (“BAS”) and PNC BANK, as joint lead arrangers (in such capacity, the “Joint Lead Arrangers”).

PRELIMINARY STATEMENTS:

(1)   The Borrower, the lenders listed on the signature pages thereto, PNC Bank, as collateral agent, the Administrative Agents, the Paying Agent, Bank of America, N.A. (“Bank of America”), General Electric Capital Corporation, Fifth Third Bank and BMO Capital Markets Financing, Inc., as Documentation Agents, Bank of America and PNC Bank, as syndication agents, and the Joint Lead Arrangers are parties to that certain Amended and Restated Credit Agreement dated as of June 19, 2007, as amended by Amendment No. 1 dated as of July 11, 2007, as further amended by Amendment No. 2 dated as of September 11, 2007, as further amended by Amendment No. 3 dated as of March 31, 2008 and as further amended by Amendment No. 4 dated as of June 18, 2009 (as supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)   The Borrower has requested that Deutsche Bank AG New York Branch (as an “Additional Revolving Credit Lender”, and in such capacity, the “Additional Revolving Lender”) (i) execute a joinder agreement in the form attached hereto as Exhibit A (the “Joinder Agreement”), and (ii) commit to increase the commitments of the Revolving Credit Facility in accordance with Section 2.17 of the Credit Agreement on the terms and conditions hereinafter set forth and as otherwise provided in the Credit Agreement, and the Additional Revolving Lender has agreed to (x) execute the Joinder Agreement, and (y) provide additional Revolving Credit Commitments to the Borrower on the terms and subject to the conditions hereinafter set forth and as otherwise provided in the Credit Agreement.

(3)   The Borrower has also requested that the Joint Lead Arrangers amend the Credit Agreement to reflect such increase referred to in paragraph 2 above as a facility thereunder and make any technical changes necessary to give effect to such increase in accordance with its terms set forth in the Credit Agreement, and the Joint Lead Arrangers have agreed, pursuant to Section 2.17(d) of the Credit Agreement and subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.           Incremental Revolving Credit Facility and Related Amendments.  Upon, and subject to, the occurrence of the Increase Effective Date (as defined in Section 3(a) below), the Credit Agreement is hereby amended as follows:

(a)           Section 1.01 is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“ “Additional Revolving Credit Lender” means (i) each Revolving Credit Lender that has executed and delivered Amendment No. 3 in the capacity of an “Additional Revolving Credit Lender” and (ii) each Person that becomes a Revolving Credit Lender from time to time by virtue of a joinder agreement executed pursuant to Section 2.17(c) hereof.”

“ “Amendment No. 5” means that certain Amendment No. 5 to this Agreement dated as of April 26, 2010 by and among the Borrower, the Administrative Agents, the Paying Agent, the Joint Lead Arrangers and the Lenders listed on the signature pages thereto.”

(b)           The definition of “Additional Revolving Credit Commitments” in Section 1.01 is hereby amended by (i) inserting therein immediately after the words “any Increasing Revolving Credit Lender” and immediately before the words “at any time commencing with” on the second line, the phrase “and any Additional Revolving Credit Lender,” and (ii) deleting the words “to Amendment No. 3” which appear immediately after the words “on Schedule I”  on the fourth line of such definition and before the period at the end the definition, and replacing such deleted words therefor with the following parenthetical:

“(as amended from time to time)”.

(c)           The definition of “Increasing Lenders” in Section 1.01 is hereby amended by (i) deleting the word “and” appearing immediately after the words “Increasing Term A Lender” and inserting a comma (“,”) in place of such deleted word therefor, and (ii) inserting immediately after the words “Increasing Revolving Credit Lender” and before the period at the end of such definition, the following phrase:

“, and each Additional Revolving Credit Lender”.

(d)           The definition of “Increasing Revolving Credit Lender” in Section 1.01 is hereby amended by deleting therein the phrase “or “Additional Revolving Credit Lender” “ which appears immediately after the phrase “ “Increasing Revolving Credit Lender” “ on the second line and immediately before the period at the end of such definition.

(e)           Schedule I to the Credit Agreement is hereby amended and restated in its entirety by replacing such schedule with the new “Schedule I” attached to this Amendment.

SECTION 2.           Lender Agreement to Increase.  The Additional Revolving Lender hereby agrees that upon, and subject to, the occurrence of the Increase Effective Date, the Additional Revolving Lender shall be deemed to be a “Revolving Credit Lender” for all purposes under the Credit Agreement and shall have a “Revolving Credit Commitment” equal to the amount set forth opposite its name on Schedule I to this Amendment.  From and after the Increase Effective Date, each reference in the Credit Agreement to a Revolving Credit Lender’s Revolving Credit Commitment shall mean, with respect to the Additional Revolving Lender, its Revolving Credit Commitment as set forth opposite its name on Schedule I to this Amendment.

SECTION 3.           Conditions of Effectiveness of Amendments.  Sections 1 and 2 of this Amendment and the amendments to the Credit Agreement set forth therein shall become effective on the date (the “Increase Effective Date”) when each of the conditions set forth in this Section 3 shall have been satisfied:

(a)           Execution of Counterparts.  The Paying Agent shall have received counterparts of (i) this Amendment executed by (A) the Borrower, (B) the Additional Revolving Lender and (C) the Joint Lead Arrangers, or, as to any of the foregoing parties, advice reasonably satisfactory to the Paying Agent that such party has executed a counterpart of this Amendment No. 5, (ii) the Joinder Agreement executed by (A) the Additional Revolving Lender, (B) the Joint Lead Arrangers, (C) the Administrative Agents, (D) the Issuing Bank and (E) the Swing Line Lender, (iii) the consent in the form attached hereto as Exhibit B (the “Consent”) executed by each Guarantor, and (iv) the Revolving Credit Note executed by the Borrower, payable to the order of the Additional Revolving Lender.

(b)           Payment of Expenses.  The Borrower shall have paid all costs and expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred by the Joint Lead Arrangers, Bank of America, as Syndication Agent, and the Administrative Agents in connection with the preparation, negotiation and execution of this Amendment and such other documents required to effect the Amendment, or otherwise required to be paid under the Loan Documents and remaining outstanding on or prior to the date of this Amendment, in each case for which the invoice for such fees and expenses shall have been presented to the Borrower.

(c)           Corporate Authorizations, Etc.  The Joint Lead Arrangers shall have received:

(i)            Certified copies of (A) the resolutions of the board of directors or of the members or managers of each Loan Party approving the Amendment, the incurrence or guarantee (as applicable) of the increase of the Revolving Credit Advances pursuant to Section 2.17 of the Credit Agreement, the other transactions contemplated hereby and each of the documents necessary to effect the Amendment to which it is or is to be a party, and (B) all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Amendment, the transactions contemplated hereby and each such other document.

(ii)           A copy of a certificate of the Secretary of State of the jurisdiction of incorporation or organization of each Loan Party, dated reasonably near the effective date of this Amendment, certifying (A) as to a true and correct copy of the charter, articles of incorporation or articles of organization, as the case may be (“Organizational Documents”) of such Loan Party and each amendment thereto on file in such Secretary’s office, and (B) that (1) such amendments are the only amendments to such Loan Party’s Organizational Documents on file in such Secretary’s office, (2) if applicable, such Loan Party has paid all franchise taxes to the date of such certificate and (3) such Loan Party is duly incorporated or organized and in good standing or presently subsisting under the laws of the State of the jurisdiction of its incorporation or organization.

(iii)          A copy of a certificate of the Secretary of State of each jurisdiction reasonably requested by the Joint Lead Arrangers, dated reasonably near the effective date of this Amendment, stating that a Loan Party is duly qualified and in good standing as a foreign entity in such State and has filed all annual reports required to be filed to the date of such certificate.

(iv)          A certificate of each Loan Party, signed on behalf of such Loan Party by a Responsible Officer, dated the date of this Amendment (the statements made in which certificate shall be true on and as of the effective date of this Amendment), certifying as to (A) the absence of any amendments to the Organizational Documents of such Loan Party since the date of the Secretary of State’s certificate referred to in clause (ii) above, (B) a true and correct copy of the bylaws or operating agreement, as applicable, of such Loan Party as in effect on the date on which the resolutions referred to in clause (i) above were adopted and on the effective date of this Amendment, (C) the due incorporation/organization and good standing or valid existence of such Loan Party as a corporation or limited liability company organized under the laws of the jurisdiction of its incorporation or organization, and the absence of any proceeding for the dissolution or liquidation of such Loan Party, (D) the truth and accuracy of the representations and warranties contained in the Loan Documents as though made on and as of the effective date of this Amendment, and (E) the absence of any event occurring and continuing, or resulting from the Amendment or the outstandings under the Revolving Credit Facility, that constitutes a Default.

(v)           A certificate of a Responsible Officer of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign the Amendment, the Consent and the other documents to be delivered hereunder to which it is or is to be a party.

(d)           Indenture Compliance Certificate, Etc.  The Joint Lead Arrangers shall have received a certificate signed by the Chief Financial Officer of the Borrower certifying that, after giving effect to the outstandings under the Revolving Credit Facility, the Borrower is in compliance with (i) the covenants (including restrictions on liens and debt) set forth in the Related Documents and each other indenture to which the Borrower is a party (together with calculations in detail reasonably satisfactory the Joint Lead Arrangers) and (ii) all other documents evidencing Indebtedness incurred pursuant to Section 5.02(b)(i)(C) of the Credit Agreement.

(e)           Legal Opinions.  The Joint Lead Arrangers shall have received favorable opinions of Barrett & McNagny, LLP and Greenberg Traurig, LLP, counsel for the Loan Parties, addressed to the Joint Lead Arrangers, the Administrative Agents and the Lenders party hereto, as to such matters as the Administrative Agents or the Joint Lead Arrangers may reasonably request, including the matters addressed in Exhibits G-1 and G-2 to the Credit Agreement.

(f)            Solvency Certificate.  The Joint Lead Arrangers shall have received a certificate, in substantially the form of Exhibit F to the Credit Agreement, signed by the Chief Financial Officer or another Responsible Officer of each Loan Party attesting to the Solvency of each Loan Party individually and together with its Subsidiaries, taken as a whole, before and after giving effect to the Amendment.

(g)           Borrowing Base Certificate.  The Joint Lead Arrangers shall have received a certificate signed by the Chief Financial Officer of the Borrower, the statements in which shall be true, certifying that, after giving effect to the outstandings under the Revolving Credit Facility (as of the Increase Effective Date), the aggregate of (x) 85% of the book value of accounts receivables that constitute Collateral and (y) 65% of the book value of inventory that constitutes Collateral exceeds the sum of (x) aggregate principal amount outstanding under the Revolving Credit Facility (including outstanding Letters of Credit and Swing Line Advances) and the Term A Facility plus (y) the aggregate amount of obligations outstanding under Secured Cash Management Agreements plus (z) the aggregate Agreement Value of all Secured Hedge Agreements at such time.

(h)           Financial Covenant Certificate.  The Joint Lead Arrangers shall have received a certificate signed by the Chief Financial Officer of the Borrower, the statements in which shall be true, certifying that, after giving effect to the outstandings under the Revolving Credit Facility (as of the Increase Effective Date), the Borrower is in compliance with the covenants set forth in Section 5.04 of the Credit Agreement.

(i)            Prepayment of Revolving Credit Advances.  In the event that on the Increase Effective Date there are any amounts outstanding under the Revolving Credit Commitments, the Borrower shall have delivered to the Paying Agent, a notice of prepayment pursuant to Section 2.17(f) of the Credit Agreement for the prepayment through a draw on the Additional Revolving Credit Commitment provided by the Additional Revolving Lender, on the Increase Effective Date, of the aggregate principal amount then outstanding under the Revolving Credit Facility (plus such other amounts payable pursuant to Section 8.04(c) of the Credit Agreement) to the extent necessary to keep the outstanding Revolving Credit Advances ratable with any revised Pro Rata Shares arising from any nonratable increase in the Revolving Credit Commitments..

SECTION 4.           Reference to and Effect on the Credit Agreement and the Loan Documents.

(i)    On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, in each case, as amended by this Amendment.

(i)    The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment (and as contemplated to be amended, modified, supplemented, restated, substituted or replaced by this Amendment) are, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents.

(i)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Paying Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

SECTION 5.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or other electronic transmission (i.e. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

STEEL DYNAMICS, INC.

By:	/s/Theresa Wagler
Name:	Theresa E. Wagler,
Title:	Executive Vice President and Chief Financial Officer

By:	/s/Richard Poinsatte
Name:	Richard A. Poinsatte,
Title:	Vice President

BANC OF AMERICA SECURITIES LLC,
as a Lead Arranger

By:	/s/ Mark Halmrast
Name: Mark Halmrast
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION,
successor to National City Bank,
as a Lead Arranger

By:	/s/ Susan J. Dimmick
Name: Susan J. Dimmick
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
successor to National City Bank,
as Paying Agent

By:	/s/ Susan J. Dimmick
Name: Susan J. Dimmick
Title: Senior Vice President

DEUTSCHE BANK AG NEW YORK BRANCH
as Additional Revolving Credit Lender

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Director

SCHEDULE I

COMMITMENTS

Name of Lender	Revolving Credit Commitment	Domestic Lending Office	Eurodollar Lending Office
PNC Bank, NA	$120,576,923.08	On file with the Paying Agent	On file with the Paying Agent
Scotiabanc Inc	$10,000,000.00	On file with the Paying Agent	On file with the Paying Agent
Goldman Sachs Credit Partners	$35,000,000.00	On file with the Paying Agent	On file with the Paying Agent
Morgan Stanley Senior Fund	$5,000,000.00	On file with the Paying Agent	On file with the Paying Agent
Raymond James Bank	$10,688,073.00	On file with the Paying Agent	On file with the Paying Agent
Suntrust Bank	$17,064,220.00	On file with the Paying Agent	On file with the Paying Agent
Union Bank of California	$8,532,110.00	On file with the Paying Agent	On file with the Paying Agent
Bank of America	$112,752,294.00	On file with the Paying Agent	On file with the Paying Agent
Citibank NA	$5,000,000.00	On file with the Paying Agent	On file with the Paying Agent
First Commonwealth Bank	$17,064,220.00	On file with the Paying Agent	On file with the Paying Agent
First Merit Bank	$14,423,076.92	On file with the Paying Agent	On file with the Paying Agent
Fifth Third Bank	$75,000,000.00	On file with the Paying Agent	On file with the Paying Agent
General Electric Capital	$100,000,000.00	On file with the Paying Agent	On file with the Paying Agent
BMO Capital Markets Financing Inc	$83,532,110.00	On file with the Paying Agent	On file with the Paying Agent
JPMorgan Chase Bank	$30,000,000.00	On file with the Paying Agent	On file with the Paying Agent
Northern Trust Company	$25,000,000.00	On file with the Paying Agent	On file with the Paying Agent
Wells Fargo Bank	$97,752,294.00	On file with the Paying Agent	On file with the Paying Agent
Chang HWA Commercial Bank Ltd	$5,000,000.00	On file with the Paying Agent	On file with the Paying Agent
First Commercial Bank	$10,000,000.00	On file with the Paying Agent	On file with the Paying Agent

US Bank NA	$5,000,000.00	On file with the Paying Agent	On file with the Paying Agent
RBS Citizens NA	$48,532,110.00	On file with the Paying Agent	On file with the Paying Agent
Taipei Fubon Commercial Bank Co	$10,000,000.00	On file with the Paying Agent	On file with the Paying Agent
Hua Nan Commercial Bank Ltd	$1,706,422.00	On file with the Paying Agent	On file with the Paying Agent
Morgan Stanley Bank NA	$26,376,147.00	On file with the Paying Agent	On file with the Paying Agent
Deutsche Bank AG, New York Branch	$50,000,000.00	60 Wall Street New York, New York 10005-2836	60 Wall Street New York, New York 10005-2836
TOTAL	$924,000,000.00

EXHIBIT A

FORM OF JOINDER AGREEMENT

EXHIBIT B

FORM OF CONSENT

Dated as of April       , 2010

Each of the undersigned, as Guarantor under the Amended and Restated Subsidiary Guaranty and Grantor under the Amended and Restated Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time), for the benefit of the Paying Agent and the benefit of the Lenders party to the Credit Agreement, hereby consents to Amendment No. 5 and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each of the Amended and Restated Subsidiary Guaranty and Amended and Restated Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Amended and Restated Subsidiary Guaranty and Amended and Restated Security Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

This Consent shall be governed by, and construed in accordance with, the laws of the State of New York

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SDI INVESTMENT COMPANY

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: President and CFO

NEW MILLENNIUM BUILDING SYSTEMS, LLC

By:	Steel Dynamics, Inc., its sole member

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Executive Vice President and CFO

STEEL DYNAMICS SALES NORTH AMERICA, INC.

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: President and Secretary

ROANOKE ELECTRIC STEEL CORPORATION

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

JOHN W. HANCOCK, JR., LLC
By: ROANOKE ELECTRIC STEEL CORPORATION, MANAGER AND SOLE MEMBER

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

NEW MILLENNIUM BUILDING SYSTEMS, INC.

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

SOCAR OF OHIO, INC.

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

STEEL OF WEST VIRGINIA, INC.

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

SWVA, INC.

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

MARSHALL STEEL, INC.

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

STEEL VENTURES, INC.

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

THE TECHS INDUSTRIES, INC.

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: President and Secretary

SHREDDED PRODUCTS II, LLC
By: STEEL DYNAMICS, INC., MANAGER AND SOLE MEMBER

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Executive Vice President and CFO

CAPITOL CITY METALS, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

JACKSON IRON & METAL COMPANY, INC.

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

MICHIGAN PROPERTIES ECORSE, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

OMNISOURCE BAY CITY, LLC
By: JACKSON IRON & METAL COMPANY, INC., SOLE MEMBER

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

OMNISOURCE ATHENS DIVISION, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

OMNISOURCE CORPORATION

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

OMNISOURCE INDIANAPOLIS, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

OMNISOURCE MEXICO, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

OMNISOURCE TRANSPORT, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

OMNISOURCE, LLC

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

RECOVERY TECHNOLOGIES, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

SUPERIOR ALUMINUM ALLOYS, LLC

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

OMNISOURCE SOUTHEAST, LLC

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

CAROLINAS RECYCLING GROUP, LLC
By: OMNISOURCE SOUTHEAST, LLC, MANAGER AND SOLE MEMBER

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

COHEN & GREEN SALVAGE CO., INC.

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

LUMBERTON RECYCLING COMPANY, INC.

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary

RAEFORD SALVAGE COMPANY, INC.

By:	/s/Theresa Wagler
Name: Theresa E. Wagler
Title: Vice President and Secretary